Service Corporation International
North America's largest provider of funeral, cemetery and
cremation services
$550 Million Senior Notes Offering April 2014
Eric Tanzberger | SVP, CFO and Treasurer Aaron Foley |
Managing Director, Assistant Treasurer

Forward-Looking Statements

The statements in this presentation that are not historical
facts are forward-looking statements made in reliance on the
"safe harbor" protections provided under the Private
Securities Litigation Reform Act of 1995. These statements
are based on assumptions that the Company believes are
reasonable; however, many important factors could cause the
Company's actual results in the future to differ materially
from the forward-looking statements made herein and in any
other documents or oral presentations made by, or on behalf
of, the Company.

For further information on these and other risks and
uncertainties, see our Securities and Exchange Commission
filings, including our 2013 Annual Report on Form 10-K.
Copies of this document as well as other SEC filings can be
obtained from our website at www.sci-corp.com. We assume no
obligation to publicly update or revise any forward-looking
statements made herein or any other forward-looking
statements made by us, whether as a result of new
information, future events, or otherwise.

Today's Presenters

Eric Tanzberger
SVP, CFO and Treasurer

Aaron Foley
Managing Director, Assistant Treasurer

Transaction Overview

The Offering

Issuer Service Corporation International

Amount $550 million

Issue Senior Unsecured Notes

Maturity 2024 (10 years)

Security Unsecured

Guarantors None

Ranking The notes will rank equally in right of payment with all existing and future indebtedness and senior to all
existing and future subordinated indebtedness

Use of proceeds To refinance certain existing Senior
Unsecured Notes and pay related fees and expenses

Optional Redemption Non-call five years, callable in year 6
at a premium equal to 50% of coupon, at declining premiums
to par thereafter

Change of Control Offer to redeem the Notes at 101% of par
plus accrued interest

Negative Covenants Substantially similar to the Company's
existing 5.375% Notes due 2022

Distribution 144A with Registration Rights

Sources & Uses and Capitalization

SOURCES AND USES

($ in millions)

Sources		
Cash	$	18.4
New Senior Notes Due 2024		550.0
Revolver		75.0
Total	**$**	**643.4**

Uses		
Repay 6.75% Notes due April 2015	$	136.5
Repay 6.5% Notes due April 2019		200.0
Repay 7.00% Notes due May 2019		250.0
Accrued interest on Senior Notes due April 2015[1]		1.2
Accrued interest on Senior Notes due April 2019[1]		1.1
Accrued interest on Senior Notes due May 2019[1]		8.8
Call/Tender Premium		34.8
Estimated fees and expenses[2]		11.0
Total	**$**	**643.4**

PRO-FORMA CAPITALIZATION

($ in millions)

	3/31/2014	Adjustments	Pro Forma 3/31/2014
Cash	$ 148.6	$ (18.4)	$ 130.2
$500 million Revolving credit facility	140.0	75.0	215.0
Term Loan due July 2018	592.5	-	592.5
Senior Guaranteed debt	**$ 732.5**	**$ 75.0**	**$ 807.5**
3.125% Convertible Senior Notes due July 2014	0.1		0.1
6.750% Senior Notes due April 2015	136.5	(136.5)	-
6.750% Senior Notes due April 2016	197.4		197.4
3.375% Convertible Senior Notes July 2016	0.2		0.2
7.000% Senior Notes due June 2017	295.0		295.0
7.625% Senior Notes due October 2018	250.0		250.0
6.500% Senior Notes due April 2019	200.0	(200.0)	-
7.000% Senior Notes due May 2019	250.0	(250.0)	-
4.500% Senior Notes due November 2020	200.0		200.0
8.000% Senior Notes due November 2021	150.0		150.0
5.375% Senior Notes due November 2022	425.0		425.0
New Senior Notes due May 2024	-	550.0	550.0
7.500% Senior Notes due April 2027	200.0		200.0
Total Senior Unsecured notes	**$ 2,304.2**	**$ (36.5)**	**$ 2,267.7**
Obligations under capital leases	192.5		192.5
Mortgage notes and other debt	4.7		4.7
Unamortized premiums (discounts), net	5.8	(9.2)	(3.4)
Total debt	**3,239.6**	**29.3**	**3,269.0**
Net debt[3]	**3,122.6**		**3,170.4**
Stockholders' Equity	1,436.4	(30.1)	1,406.3
Non-controlling interests	2.8		2.8
Total capitalization	**4,678.8**	**(0.8)**	**4,678.1**

[1] Interest accrued on Senior Notes since last payment date through redemption date

[2] Includes gross spread, Issuer's counsel fees, printing and other miscellaneous expenses

[3] Net debt, as defined in Credit Facility, represents Total Debt less Cash plus outstanding letters of credit of $31.6M

6

Business and Industry Overview

Key credit highlights

Predominant player in stable funeral and cemetery industry with unparalleled network and scale

Recent $1.5 billion acquisition of Stewart Enterprises positions us well for growth in 2014 and 2015

Pro forma revenues including Stewart of nearly $3 billion or ~16%
share of industry revenues

Opportunity for differential growth through preneed sales, which is not capital intensive

Annual funeral and cemetery preneed sales are expected to exceed
$1.5 billion in 2014

Backlog of future revenues of approx. $9 billion or 3x annual revenues and primarily supported by trust fund investments or third party life insurance policies

Robust and consistent free cash flow (FCF) as we expect to trend toward the higher end of our guidance range of $285 - $345
million range in 2014

Strong liquidity with more than $475 million of total cash and credit facility availability at March 31, 2014

Favorable debt maturity profile offering significant financial flexibility

Poised to benefit from the aging of America

Our competitive strengths

Unparalled Network
o 1,638 funeral homes and 515 cemeteries (55% combos*)
o 43 states, 8 Canadian provinces, District of Columbia and
Puerto Rico

Size and Scale
o Sharing of personnel, vehicles and other resources
o Centralized or outsourced operating and accounting functions
o Purchasing power
o Preneed sales opportunity

Education and Training
o Premier education platform for our 25,700 associates
o Mix of online, classroom, and mentoring programs for all levels

Multi-Brand Portfolio
o National brand called Dignity Memorial(R)
o Other key brands include Neptune SocietyTM/Trident SocietyTM,
National Cremation Society(R), Advantage(R) Funeral Homes, and
Funeraria Del Angel(TM)

Update on Stewart acquisition

The transaction, valued at $1.5 billion, closed on December 23,
2013 and is expected to contribute meaningfully to financial results in 2014 and 2015

Synergies

We originally estimated $60 million of cost savings (half in 2014 and half in 2015)

Additional synergies of $15 to $20 million have been identified bringing total to $75-$80 million; we expect roughly half to be realized in 2014

As we continue with our operational and sales integration, the potential exists for additional revenue synergies

FTC Process

Level of divestitures required were more than we anticipated, but based on expected proceeds the valuation metrics remain intact

After tax proceeds are estimated to range from $315-$340M; we anticipate majority of deals to close mid year

More than 15 packages; approx. 1/2 have FTC applications
submitted; others in various stages of contract negotiations and due diligence

Normalized EPS grew 15% in 2013 and exceeded our expectations;
Anticipating continued strong growth in 2014

Recurring Normalized Earnings Per Share

$1.10
$1.05
$1.00
$0.90
$0.80
$0.70
$.65
$.80
$.92
$0.06 1
$1.05
$0.60
$0.50
$0.65
$0.80
$0.86

Recurring EPS excluding impact of divestitures
$0.40
2011 2012 2013 2014 ($1.00 - $1.10)

1 EPS Contribution from FTC Divestitures of SCI locations

Trending toward upper end

The growth in 2013 normalized EPS was achieved in an environment where we were precluded from deploying capital strategically for the benefit of our shareholders due to the pending acquisition of
Stewart

Normalized earnings per share is a Non-GAAP financial measure.
Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures.

Keys to 2014 success and thoughts about 2015

2014 2015

o Sales Success - We expect another strong year of growth in preneed funeral and cemetery sales (up mid to high single digit %
range)

o Stewart Synergies - We expect to realize roughly half of the total $75- $80 million of synergies in 2014

o SCI Direct - We expect continued growth in recognized preneed revenues from our direct cremation sales business

o Lower interest expense by deleveraging the business

o Continued sales success benefitting from growing Stewart's preneed cemetery sales at a more rapid pace than historical, favorable demographics, and continued expansion of sales force

o Remaining synergies of approximately half of the total $75- $80 million of synergies expected to be realized in 2015

o High potential for additional revenue synergies

o Lower interest expense by deleveraging the business

Financial Overview

SCI historical financial overview

Revenue ($mm) Free Cash Flow ($mm)

$3,000
$2,500
$2,000
$2,054
$2,191
$2,316
$2,410
$2,556
$2,651
$350
$300
$250
$304
$265
$282
$272
$336 $344
$1,500
2009A 2010A 2011A 2012A 2013A Q1'14 LTM
$200
2009A 2010A 2011A 2012A 2013A Q1'14 LTM

Note: Free cash flow defined as cash flow from operations less capex

Note: EBITDA is calculated as defined by our debt covenant.

Robust and consistent cash flow continues despite growing
headwind from cash taxes

Free Cash Flow

$29(1)
$272
$336 $315
$23 $26
$55
2012 2013 2014E
FCF Incremental Cash Taxes Cash Taxes
($285 - $345) Trending toward upper end
(1) - Reflects incremental cash taxes from 2013 to 2014
Free cash flow is a Non-GAAP financial measure. Please see
appendix for a reconciliation to the appropriate GAAP measure and for other disclosures.

Strong financial position and liquidity post new debt issuance

Cash of approximately $149 million at March 31, 2014

Pro-forma credit availability of $253 million

o At March 31, the facility had $140 million of borrowings, which increases pro-forma for this transaction to $215 million

Total debt at 3/31/2014 of $3.24 billion

Leverage per credit agreement (Net Debt/EBITDA) was 3.95x at
3/31/2014

Pro-forma for this transaction we have a favorable debt maturity profile with no meaningful maturities until April 2016

We have maintained substantial and consistent liquidity in
addition to stable cash flow

We target having a minimum liquidity of $300 - $350 million

Liquidity (in millions) Cash on Hand plus Credit Facility
Availability

$525
$529 $531
$473
$564
$383
$383
$397
$203
$402 $419 $380 $358
$253
2008 2009 2010 2011 2012 2013 Pro-forma 3/31/2014 Credit Facility
Availability Cash on hand

Note: Liquidity declined in 2009 as we used our credit facility to prepay our privately placed $150 million Senior Notes due
November 2011. This was subsequently refinanced in 2010.

Key credit metrics

Debt / EBITDA
5.00X
4.00X
3.53x 3.25x 3.15x
3.10x
4.05x 3.95x
2009 2010 2011 2012 2013 Q1'14 LTM

Interest coverage
3.92x 4.21x 4.35x
3.00X
4.69x
6.21x
5.69x
2009 2010 2011 2012 2013 Q1'14 LTM

Note: Debt / EBITDA and Interest coverage are calculated in
accordance with SCI's Credit Agreement

Actions we have taken have resulted in a strong financial
position and favorable debt maturity profile

Debt Maturity Profile at March 31, 2014

Will service this debt from STEI divestiture proceeds

6.750% Senior Notes
6.750% Senior Notes
7.625% Senior Notes
7.000% Senior Notes
6.500% Senior Notes
$200
7.000% Senior Notes
4.500% Senior Notes
8.000% Senior Notes
5.375% Senior Notes

Acquired Debt Unsecured Senior Notes Minimum Term Loan Payments
Revolver Funding

7.500% Senior Notes
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2027

Pro-forma Debt Maturity Profile at March 31, 2014

Unsecured Senior Notes Minimum Term Loan Payments Revolver
Funding

Will service this debt from STEI divestiture proceeds

6.75% Senior Notes
6.75% Senior Notes
7.625% Senior Notes
7.000% Senior Notes
6.500% Senior Notes
$200
7.000% Senior Notes
4.500% Senior Notes
8.000% Senior Notes
5.375% Senior Notes

New Notes Issuance Refinanced Note

NEW Senior Notes

7.500% Senior Notes
 $136 $250
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2027

Appendix: Non-GAAP Financial Measures

Non-GAAP Financial Measures

This information should not be considered in isolation or as a substitute for related GAAP measures. Additionally, these
measures as calculated by the Company may not be comparable to similarly titled measures used by other companies.

Normalized EPS or Earnings from continuing operations excluding special items

We use Earnings from continuing operations excluding special items (Normalized EPS) as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying operating results to prior and future periods. We make adjustments to net income (a GAAP
measure) to remove non-recurring charges and credits. We believe these adjustments are relevant in evaluating the overall
performance of the business.

Adjusted cash flow from operations and Net cash provided by
operating activities excluding special items

We use Adjusted cash flow from operations, or Net cash provided by operating activities, as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying cash flow results to prior and future periods. We make adjustments to cash flow from operations
(a GAAP measure) to remove non- recurring receipts and payments.
We believe these adjustments are relevant in evaluating the
overall performance of the business.

Free cash flow

We define Free cash flow as Adjusted cash flow from operations minus expenditures for capital improvements at existing locations and expenditures for the development of cemetery property,
collectively referred to as Recurring Capex.

We use free cash flow to assess the financial performance of the
Company. We believe that Free cash flow is useful to investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business
operations, such as investment in the Company's existing
businesses. Further, free cash flow facilitates our ability to strengthen the Company's balance sheet, to repay our debt
obligations, pay cash dividends, and to repurchase our common shares. We also believe the presentation of this measure will enhance the investors' ability to analyze trends in the business and evaluate our underlying performance relative to other
companies in the industry.

EBITDA and Adjusted EBITDA

This information should not be considered in isolation or as a substitute for related GAAP measures. Additionally, these
measures as calculated by the Company may not be comparable to similarly titled measures used by other companies.

o We use EBITDA as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying operating results to prior and future
periods

o To calculate EBITDA, we make adjustments to net income (a GAAP measure) to remove provision for income taxes, interest expense and depreciation and amortization expense

o Adjusted EBITDA is a financial measure calculated in accordance with our credit agreement, and represents EBITDA further adjusted to reflect the impact of

o Gains or losses on the early extinguishment of debt

o Gains or losses on divestitures and impairment charges, net

o Non-cash stock compensation expenses

o Other operating income, net

o Acquisitions and dispositions

o Other non-recurring expenses

o We believe that EBITDA and Adjusted EBITDA provide investors and its lenders with additional information to measure our
financial performance and evaluate our ability to service its debt

o Our calculations of EBITDA and Adjusted EBITDA are non-GAAP measures and are not necessarily comparable to other similarly titled measures of other companies. In addition, EBITDA and
Adjusted EBITDA do not include interest expense and the
replacement costs of assets, both of which can impact its ability to generate profits and cash flows

Normalized EPS

(In millions, except diluted EPS)	Twelve Months Ended December 31,					
	2013		2012		2011	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to common stockholders, as reported	$ 143.8	$ 0.67	$ 152.5	$ 0.70	$ 144.9	$ 0.61
After-tax reconciling items:						
Impact of divestitures and impairment charges, net	4.9	0.02	1.6	0.01	1.8	0.01
System and process transition costs	5.3	0.02	5.9	0.02	1.4	0.01
Stewart acquisition and transition costs	33.3	0.16	—	—	—	—
Gain on early extinguishment of debt, net	(0.3)	—	14.4	0.07	2.2	0.01
Legal defense fees and other matters	7.4	0.03	—	—	—	—
Change in certain tax reserves	4.9	0.02	0.6	—	2.6	0.01
Earnings from continuing operations and diluted earnings per share excluding special items (normalized EPS)	$ 199.3	$ 0.92	$ 175.0	$ 0.80	$ 152.9	$ 0.65
Diluted weighted average shares outstanding (in thousands)		216,014		219,066		236,669

23

Normalized EPS (continued)

(In millions, except diluted EPS) Three Months Ended March 31,

Net income attributable to common stockholders, as reported
After-tax reconciling items:
Impact of divestitures and impairment charges, net
System and process transition costs
Stewart acquisition and transition costs
Legal defense and settlements
Change in certain tax reserves
Earnings from continuing operations and diluted earnings per share excluding special items (normalized EPS)
Diluted weighted average shares outstanding (in thousands)

2014
Net Diluted Income EPS
     $ 41.1 $ 0.19
     1.4 0.01
     1.9 0.01
     10.1 0.05
     7.1 0.03
     (0.8) (0.01)
     $ 60.8 $ 0.28
     217,231

              2013
-----------------------------
      Net           Diluted

     Income           EPS
-----------------------------
 $     57.6         $  0.27

        0.6            -
        0.7            -
          -            -
        0.8            -
        0.9            0.01
-----------------------------
 $     60.6         $  0.28
-----------------------------
                    215,208

Free Cash Flow

Twelve Months Ended December 31,

(In millions)

2013 2012 2011 2010

Net cash provided by operating activities, as reported $ 384.7 $
369.2

388.1 354.4

System and process transition costs 3.3 4.7

2.6 5.1

Stewart acquisition and transition costs 45.4 --

-- -- Legal defense fees and other matters 6.8

-- -- -- IRS audit payment

-- 6.6 -- --

Net cash provided by operating activities excluding special

$ 440.2 $ 380.5 $ 390.7 $ 359.5

items (adjusted cash flow from operations)

Capital improvements at existing locations (61.4) (66.1)

(66.1) (58.7) Development of cemetery property (42.5)

(42.9) (42.9) (35.4)

Free cash flow $ 336.3 $

271.5 $ 281.7 $ 265.4

Net cash used in investing activities (1,156.8) (175.0)

(190.3) (279.7) Net cash (provided by) used in financing
activities 825.1

(231.5) (238.7) (88.2)

---------------
    2009
---------------
        372.1
            --
            --
---------------
$        372.1
---------------
        (37.4)
        (30.5)
---------------
$        304.2
---------------
        (152.5)
        (178.4)

Free cash flow (continued)

Net cash provided by operating activities, as reported
System and process transition costs
Stewart acquisition and transition costs
Legal defense fees and other matters
Excess tax benefit from share based awards
Net cash provided by operating activities, excluding special items (adjusted cash flows from operations)
Capital improvements at existing locations
Development of cemetery property
Free cash flow

Net cash used in investing activities
Net cash used in (provided by) financing activities

---------------------------------
      Three Months Ended
          March 31,
---------------------------------
      2014
   $ 127.9
       0.2
      28.6
       0.3
       6.7
$    163.7
     (12.1)
     (10.3)
   $ 141.3

   $ (35.6)
   $ (86.6)

      2013
-----------------
$    151.1
       1.7
         -
       1.3
       0.8
-----------------
$    154.9
-----------------
     (14.7)
      (6.2)
-----------------
$    134.0
-----------------

$    (20.4)
$    (34.3)

Outlook for 2014

Low Midpoint High
Net cash provided by operating activities excluding special
items (adjusted cash flow from operations) (A) $430 $455 $480
Diluted earnings per share from continuing operations
excluding special items (Normalized EPS) (B) $1.00 $1.05 $1.10
Diluted weighted average shares (000s) 217,000

(A) Reconciliations to GAAP net cash provided by operating
activities are not provided for these forward-looking
estimates because GAAP net cash provided by operating
activities for the fiscal year ending December 31, 2014 are
not accessible and reconciling information is not available
without unreasonable effort. We are unable to predict
changes in assets and liabilities; future acquisition and
transition costs, system and process transitions costs;
potential tax adjustments to reserves, payments, credits or
refunds; potential legal defense costs or settlements of
litigation or the recognition of receivables for insurance
recoveries associated with litigation, one-time costs
incurred to achieve the Stewart acquisition synergies and
these amounts could be material, such that the amount of net cash provided by operating activities would vary
substantially from the amount of projected net cash provided by operating activities excluding special items.

(B) Reconciliations to GAAP Net income per share are not
provided for these forward-looking estimates because GAAP
Net income per share for the fiscal year ending December 31,
2014 are not accessible and reconciling information is not
available without unreasonable effort. We are not able to
predict future system and process transitions costs;
acquisition and transition costs, gains/losses and
impairment charges associated with asset dispositions;
gains/losses associated with the early extinguishment of
debt or foreign currency transactions; potential tax
adjustments to reserves, payments, credits or refunds;;
potential costs associated with settlements of litigation or the recognition of receivables for insurance recoveries
associated with litigation, and these amounts could be
material, such that the amount of Net income per share would vary substantially from the amount of projected Normalized
earnings per share.